Tempur Sealy International, Inc. (TPX) “Our growth reflects strong industry demand, our worldwide leadership position, and the success of our omni- channel distribution strategy” Pictured above: Tempur-Pedic flagship store in Manhattan 1 © 2020 Tempur Sealy International, Inc.

PURPOSE To Improve the Sleep of More People, Every Night, All Around the World BACKGROUND Tempur Sealy is the world’s largest bedding Net Sales Net Sales manufacturer. We are a market-leading, Three Months Ended Twelve Months Ended vertically integrated global company that September 30, 2020 December 31, 2019 develops, manufactures, markets and retails Consolidated $ 1,132M $3,106M bedding products both on and offline. % Sales 100% 100% North America $ 976M $2,533M % Sales 86% 82% International $ 156M $573M % Sales 14% 18% 2 © 2020 Tempur Sealy International, Inc.

Long-term initiatives: o Develop the highest quality bedding products in all the markets we serve o Promote our worldwide brands with compelling marketing o Optimize our powerful omni-distribution platform to be where consumers want to shop o Drive increases in EBITDA(1) o Committed to ESG Competitive advantages: o Consumer-centric approach across brands, products and channels o Expanding wholesale and direct to consumer channels around the globe o Flexible operating model with world-class manufacturing capabilities o Industry-leading balance sheet and free cash flow(1) 3 © 2020 Tempur Sealy International, Inc.

Tempur Sealy at a Glance o Annual unit sales of over 7.6 million o $300+ million global marketing budget o 65 manufacturing facilities* o 16 million sq. feet of manufacturing and distribution operations* o Servicing 100 countries* o 5,400+ retail partners selling though 25,000+ doors o 400+ company-owned stores** o 8,000+ employees o Industry-leading research and development lab *Includes wholly-owned, joint venture and licensee operations **Includes wholly-owned and joint venture operations 4 © 2020 Tempur Sealy International, Inc.

Portfolio of Global Brands Tempur-Pedic – Dominates worldwide premium bedding market • Tempur-Pedic uniquely adapts, supports and aligns to you to deliver truly life-changing sleep $1,999-$7,499 Stearns & Foster - Niche, high-end targeted brand • The world’s finest beds made with exceptional materials, time-honored craftsmanship and unparalleled design $1,499-$4,999 Sealy – No. 1 bedding brand in the U.S.(2) • Every Sealy mattress combines innovation, precise engineering and industry-leading testing to ensure quality and durability $399-$2,499 Private Label Offerings – Customized product • Products for the value-orientated consumer Under $1,299 5 © 2020 Tempur Sealy International, Inc.

Dominant Manufacturing Footprint 28 North American Facilities 37 International Facilities Wholly owned Tempur-Pedic Facility Joint Venture Licensee 6 © 2020 Tempur Sealy International, Inc.

Successful International Joint Ventures Developing markets for Sealy® branded products ASIA • Founded in 2000 • Compound annual growth rate of 36% • Operates in 21 countries and territories • Top 3 international branded bedding manufacturer in China • Full time employees : 1,100+ UNITED KINGDOM • Acquired in 2020 • Full time employees : 250+ 7 © 2020 Tempur Sealy International, Inc.

Innovative Product TEMPUR-ERGO® SMART BASES Powered by With AUTOMATIC response to snoring 100% PASSIVE SENSORS •Heart Rate •Breathing Rate •Snore Detection 8 © 2020 Tempur Sealy International, Inc.

POWERFUL OMNI-CHANNEL 9 © 2020 Tempur Sealy International, Inc. © 2020 Tempur Sealy International, Inc.

Omni-Channel Consumer We have an industry-leading understanding of our consumers, generating about 4 trillion consumer data points to date. In-store 4 TRILLION Social Website CONSUMER Media DATA POINTS Advertising 10 © 2020 Tempur Sealy International, Inc.

Powerful Omni-Distribution Platform ➢ Largest part of worldwide distribution Wholesale ➢ Recent significant distribution gains ➢ Significant worldwide sales growth E-Commerce ➢ Highly profitable and expanding rapidly Company Owned ➢ Luxury Tempur-Pedic and multi-branded showroom experiences Stores ➢ Significant worldwide sales growth opportunity ➢ Highly profitable and expanding margins opportunity 11 © 2020 Tempur Sealy International, Inc.

Success in E-Commerce E-commerce as a percent of total omni-channel global sales* Current Historical 2020 2015 2% 20% 80% 98% *Based on Tempur Sealy Q3 YTD third quarter e-commerce sales and estimated third-party e-commerce sales. Total e-commerce sales are comprised of online and call center sales. 12 © 2020 Tempur Sealy International, Inc.

Winning Online: Wholesale and Direct CHANNEL TempurPedic.com Most profitable online bedding company in the world DIRECT TO High growth and high margins CONSUMER Compressed Bedding Products Traditional Bedding Products TEMPUR-Cloud® Tempur-Pedic® OMNI- COCOON by Sealy™ Stearns & Foster® CHANNEL Sealy-to-go Sealy® Alternative Channels (Web-based Retailers) Dedicated sales team with focus on eMarketplace sales growth WHOLESALE High growth and stable margins Traditional Retailers Online TPX proprietary RetailEdge training providing shopper-focused solutions WHOLESALE High growth and stable margins 13 © 2020 Tempur Sealy International, Inc.

Tempur Sealy Compressed Offerings Our compressed bedding products are a convenient option for consumers shopping online through our direct business or our third-party retail partners. Sealy-to-go COCOON by Sealy™ TEMPUR-Cloud® Value Mid-Level Premium Compressed bedding sales grew over 200% in Q3 2020 14 © 2020 Tempur Sealy International, Inc.

U.S. Company-Owned Store Strategy Tempur-Pedic® Retail Stores: Sleep Outfitters®: High-End Targeted Opportunity Broad-Based Opportunity Strategic Representation • Approximately 70 high-end retail destinations, with complementary co-tenants, in high demographic areas • Regional bedding retailer that is strategically important • Strategic market placement (125-150 store vision) to the markets it serves for Tempur Sealy • Brand Ambassadors - Tempur-Pedic® only products • Approximately 100 multi-branded retail locations • Consumer niche – prefer direct from manufacturer • Tempur, Sealy and Stearns & Foster merchandising • Premium ASP offering: $1,999 - $7,499 • Wide range of ASP products: $399 - $7,499 15 © 2020 Tempur Sealy International, Inc.

Q3 RESULTS AND 2020 OUTLOOK 16 © 2020© 2020 Tempur Tempur Sealy Sealy International, International, Inc. Inc.

Third Quarter 2020 Highlights Three Months Ended September 30th ($ in millions, except for % Reported % Change Constant 2020 2019 values) (unaudited) % Change Currency(1) Net Sales $1,132.3 $821.0 37.9% 37.7% Net Income 121.4 73.3 65.6% 65.5% (1) EBITDA 279.9 150.7 85.7% 85.5% Net cash provided by operating activities 327.5 155.8 110.2% n/a (1) Adjusted EBITDA $279.3 $149.9 86.3% 86.1% “As expected, our net sales growth rate was reduced by about 10% from customer orders that were either cancelled or reduced due to allocations in the quarter due to supplier issues impacting Sealy and Sherwood in the U.S. Despite the supply issues, this quarter marks our seventh consecutive quarter of trailing twelve month adjusted EBITDA growth. The significant investments we have made in our people, products, customer service and manufacturing operations over the last few years are clearly paying off.” – Scott Thompson, Company Chairman and CEO 17 © 2020 Tempur Sealy International, Inc.

Product Sales Three Months Ended Bedding Other September 30, 2020 Net Sales (unaudited) Products Products Consolidated $ 1,036.6M $ 95.7M $ 1,132.3M YoY Growth 37.8% 39.1% 37.9% North America $ 913.0M $ 63.5M $ 976.5M YoY Growth 42.5% 53.4% 43.2% International $ 123.6M $ 32.2M $ 155.8M YoY Growth 10.8% 17.5% 12.1% 18 © 2020 Tempur Sealy International, Inc.

Direct to Consumer Global Direct Sales • Distribution network made up of high growth, high margin, Intl NA Web, Call Center, and Company-owned stores $160 • Strong growth within the direct channel, growing 31% in $140 the third quarter of 2020 $120 • Long-term direct target: 25% of Tempur-Pedic net sales $100 $80 NORTH AMERICAN INTERNATIONAL SALES CHANNEL SALES CHANNEL $60 $40 11% 24% $20 $- Q3 2018 Q3 2019 Q3 2020 89% 76% Q3 global direct channel sales grew 112% over 2 years Direct Wholesale Direct Wholesale 19 © 2020 Tempur Sealy International, Inc.

Balanced Capital Allocation Strategy • Increased share repurchase authorization and expect to repurchase at least 3% of shares outstanding annually using operating cash flow • Intend to initiate a quarterly cash dividend in Q1 2021 with a target annual payout of 15% of net income • Maintain capacity for strategic acquisitions • Announced a 4-for-1 stock split effective Q4 2020 20 © 2020 Tempur Sealy International, Inc.

Strong Balance Sheet & Cash Flow Leverage(1) Q3 YTD Free Cash Flow(1) 4.00x $500 $400 3.00x $300 $200 2.00x $100 1.00x $0 4Q19 1Q20 2Q20 3Q20 2016 2017 2018 2019 2020 Q3 YTD Free Cash Flow(1) / Q3 YTD Adjusted EBITDA (1) 100% 80% 60% 40% 20% 0% 2016 2017 2018 2019 2020 21 © 2020 Tempur Sealy International, Inc.

o Experienced strong demand for bedding in third quarter which has continued into the fourth quarter to-date Fourth Quarter and o U.S. Sealy and Sherwood supply chain is constrained and does not fully meet demand Full Year Outlook o Expect to be constrained through the next few quarters o Internal target of low double-digit global net sales growth and high- teens adjusted EBITDA(1) growth year-over-year in the fourth quarter 2020 Financial Targets(3) and Assumptions $155M (excludes $50M of amortization related to the Depreciation & Amortization aspirational plan) Capital Expenditures $110 to $115M (includes $70M Maintenance) Interest Expense $75 to $80M U.S. Federal Tax Rate Range 25% to 26% 54M shares (216M shares once adjusted for the Diluted Share Count impact of the four-for-one stock split) 22 © 2020 Tempur Sealy International, Inc.

ENVIRONMENTAL, SOCIAL AND CORPORATE GOVERNANCE 23 © 2020 Tempur Sealy International, Inc. © 2020 Tempur Sealy International, Inc.

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE Tempur Sealy is committed to protecting and improving our communities and environment Environmental • Committed to sourcing 100% renewable energy for our U.S. and European manufacturing operations in 2020 and future years • Installing solar panel technology at our largest manufacturing facility in Albuquerque, New Mexico - Capable of powering all the plant’s assembly lines • Committed to achieving zero-landfill waste for our U.S. and European manufacturing operations by the end of 2022 Social • Expanded global workforce by 20% or over 1,500 people over the last twelve months • Committed to upholding employee diversity - our employment of minorities is higher than the national average Governance • Global Code of Business Conduct and Ethics • Internal Enterprise Risk Management • International ethics line • Zero tolerance policy towards improper payments and bribes 24 © 2020 Tempur Sealy International, Inc.

Corporate Social Value Highlights Tempur Sealy has donated… Raymond James ranked Tempur Sealy in the top quartile for ESG out of all companies they consider - an estimated $100 million in mattresses over a ‘Strong Buy’ the last 10 years, - cash and stock valued at $9.5 million dollars over the last 4 years, and - 17,500+ products to aid in the COVID-19 crisis. Ranked a ‘Strong Buy With the Best ESG Score’ by Raymond James Source: ‘Raymond James Strategy for ESG Investing’ published February 10, 2020 25 © 2020 Tempur Sealy International, Inc.

Thank you for your interest in Tempur Sealy International For more information please email: investor.relations@tempursealy.com 26 © 2020 Tempur Sealy International, Inc.

Appendix 27 © 2020 Tempur Sealy International, Inc. © 2020 Tempur Sealy International, Inc.

Forward-Looking Statements This investor presentation contains statements that may be characterized as "forward-looking" within the meaning of the federal securities laws, which includes information concerning one or more of the Company's plans, guidance, objectives, goals, strategies, and other information that is not historical information. When used in this presentation the words "assumes,” “vision," "may,” “strategy," "estimates," "expects," “guidance,” "anticipates,” “seeks," "projects," "plans," "proposed," "targets," "intends,” “goals," "believes," "will," and variations of such words or similar expressions are intended to identify such statements. These forward-looking statements include, without limitation, statements relating to the Company’s expectations regarding EBITDA, adjusted EBITDA per credit facility, net sales, leverage, operating cash flow, depreciation and amortization, capital expenditures, interest expense, U.S. federal tax rate, diluted share count and performance generally for 2020 and subsequent periods, statements relating to the Company's quarterly cash dividend, the Company's share repurchase targets, expected timing of the stock split, the Company’s Aspirational Program and ongoing productivity initiatives. Any forward-looking statements contained herein are based upon current expectations and beliefs and various assumptions. There can be no assurance that the Company will realize these expectations, meet its guidance or that these beliefs will prove made. Numerous factors, many of which are beyond the Company's control, could cause actual results to differ materially from those that may be expressed as forward-looking statements in this presentation. These risk factors include the impact of the macroeconomic environment in both the U.S. and internationally on the Company’s business segments and expectations regarding growth of the mattress industry; uncertainties arising from global events; risks associated with the duration, scope and severity of COVID-19 and its effects on the Company's business and operations, including the disruption or delay of production and delivery of materials and products in the Company's supply chain; the impact of travel bans, work-from-home policies or shelter-in-place orders; a temporary or prolonged shutdown of manufacturing facilities or retail stores and decreased retail traffic; the effects of strategic investments on the Company’s operations, including efforts to expand its global market share; the ability to develop and successfully launch new products; the efficiency and effectiveness of the Company’s advertising campaigns and other marketing programs; the ability to increase sales productivity within existing retail accounts and to further penetrate the retail channel, including the timing of opening or expanding within large retail accounts and the timing and success of product launches and the related expenses and life cycles of such products; the ability to continuously improve and expand the Company’s product line; the effects of consolidation of retailers on revenues and costs; competition in the Company’s industry; consumer acceptance of the Company’s products; general economic, financial and industry conditions, particularly conditions relating to the financial performance and related credit issues present in the retail sector; financial distress among the Company’s business partners, customers and competitors and financial solvency and related problems experienced by other market participants, any of which may be amplified by the effects of COVID-19; the Company’s reliance on information technology and the associated risks involving potential security lapses and/or cyber-based attacks; the outcome of pending tax audits or other tax, regulatory or investigation proceedings and pending litigation; changes in foreign tax rates and changes in tax laws generally, including the ability to utilize tax loss carryforwards; market disruptions related to COVID-19 which may frustrate the Company's ability to access financing on acceptable terms or at all; the Company’s capital structure and debt level, including its ability to meet financial obligations and continue to comply with the terms and financial ratio covenants of its credit facilities; changes in interest rates; effects of changes in foreign exchange rates on the Company’s reported earnings; changing commodity costs; disruptions in the supply of raw materials, or loss of suppliers; expectations regarding the Company’s target leverage and share repurchase program; sales fluctuations due to seasonality; the effect of future legislative or regulatory changes, including changes in international trade duties, tariffs and other aspects of international trade policy; the Company’s ability to protect its intellectual property; and disruptions to the implementation of the Company’s strategic priorities and business plan caused by abrupt changes in its executive management team. Other potential risk factors include the risk factors discussed under the heading "Risk Factors" under Part I, ITEM 1A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2019 and in Part II, Item 1A of the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2020. There may be other factors that cause the Company’s actual results to differ materially from any of those expressed as forward-looking statements herein. Note Regarding Historical Financial Information: In this investor presentation we provide or refer to certain historical information for the Company. For a more detailed discussion of the Company’s financial performance, please refer to the Company’s SEC filings. Note Regarding Trademarks, Trade Names and Service Marks: TEMPUR®, Tempur-Pedic®, the TEMPUR-PEDIC & Reclining Figure Design®, TEMPUR-Adapt®, TEMPUR-ProAdapt®, TEMPUR-LuxeAdapt®, TEMPUR-PRObreeze™, TEMPUR-LUXEbreeze™, TEMPUR-Cloud®, TEMPUR- Contour™, TEMPUR-Rhapsody™, TEMPUR-Flex®, THE GRANDBED BY TEMPUR-PEDIC®, TEMPUR-Ergo®, TEMPUR-UP™, TEMPUR-Neck™, TEMPUR-Symphony™, TEMPUR-Comfort™, TEMPUR-Traditional™, TEMPUR- Home™, SEALY®, SEALY POSTUREPEDIC®, STEARNS & FOSTER®, COCOON by Sealy™ and Clean Shop Promise™ are trademarks, trade names or service marks of Tempur Sealy International, Inc. and/or its subsidiaries. All other trademarks, trade names and service marks in this presentation are the property of the respective owners. Limitations on Guidance: The guidance included herein is from the Company’s press release and related earnings call on October 29, 2020. The Company is neither reconfirming this guidance as of the date of this investor presentation nor assuming any obligation to update or revise such guidance. See above. 28 © 2020 Tempur Sealy International, Inc.

Use of Non-GAAP Financial Measures and Constant Currency Information In this investor presentation and certain of its press releases and SEC filings, the Company provides information regarding adjusted net income, EBITDA, adjusted EBITDA per credit facility, free cash flow, consolidated indebtedness less netted cash, and leverage which are not recognized terms under U.S. Generally Accepted Accounting Principles (“GAAP”) and do not purport to be alternatives to net income and earnings per share as a measure of operating performance, an alternative to cash provided by operating activities as a measure of liquidity, or an alternative to total debt. The Company believes these non-GAAP measures provide investors with performance measures that better reflect the Company's underlying operations and trends, including trends in changes in margin and operating expenses, providing a perspective not immediately apparent from net income and operating income. The adjustments management makes to derive the non-GAAP measures include adjustments to exclude items that may cause short-term fluctuations in the nearest GAAP measure, but which management does not consider to be the fundamental attributes or primary drivers of the Company's business. The Company believes that exclusion of these items assists in providing a more complete understanding of the Company's underlying results from continuing operations and trends, and management uses these measures along with the corresponding GAAP financial measures to manage the Company's business, to evaluate its consolidated and business segment performance compared to prior periods and the marketplace, to establish operational goals and management incentive goals, and to provide continuity to investors for comparability purposes. Limitations associated with the use of these non-GAAP measures include that these measures do not present all of the amounts associated with the Company’s results as determined in accordance with GAAP. These non-GAAP measures should be considered supplemental in nature and should not be construed as more significant than comparable measures defined by GAAP. Because not all companies use identical calculations, these presentations may not be comparable to other similarly titled measures of other companies. For more information regarding the use of these non-GAAP financial measures, please refer to the reconciliations on the following pages and the Company’s SEC filings. Constant Currency Information In this presentation the Company refers to, and in other communications with investors the Company may refer to, net sales or earnings or other historical financial information on a "constant currency basis," which is a non-GAAP financial measure. These references to constant currency basis do not include operational impacts that could result from fluctuations in foreign currency rates. To provide information on a constant currency basis, the applicable financial results are adjusted based on a simple mathematical model that translates current period results in local currency using the comparable prior corresponding period's currency conversion rate. This approach is used for countries where the functional currency is the local country currency. This information is provided so that certain financial results can be viewed without the impact of fluctuations in foreign currency rates, thereby facilitating period-to-period comparisons of business performance. EBITDA and Adjusted EBITDA per Credit Facility A reconciliation of the Company's GAAP net income to EBITDA and adjusted EBITDA per credit facility (which we refer to in this investor presentation as adjusted EBITDA) is provided on the subsequent slides. Management believes that the use of EBITDA and adjusted EBITDA per credit facility provides investors with useful information with respect to the Company’s operating performance and comparisons from period to period as well as the Company’s compliance with requirements under its credit agreement. Adjusted Net Income A reconciliation of the Company's GAAP net income to adjusted net income and a calculation of adjusted EPS are provided on subsequent slides. Management believes that the use of adjusted net income and adjusted EPS also provides investors with useful information with respect to the Company’s operating performance and comparisons from period to period. Leverage Consolidated indebtedness less netted cash to adjusted EBITDA per credit facility, which the Company may refer to as leverage, is provided on a subsequent slide and is calculated by dividing consolidated indebtedness less netted cash, as defined by the Company’s senior secured credit facility, by adjusted EBITDA per credit facility. The Company provides this as supplemental information to investors regarding the Company’s operating performance and comparisons from period to period, as well as general information about the Company's progress in reducing its leverage. Free Cash Flow The Company defines free cash flow as net cash provided by operating activities less purchases of property, plant and equipment. Management believes that free cash flow may be useful for investors in assessing the Company’s operating performance, ability to generate cash and ability to fund the Company’s capital expenditures and meet the Company’s debt service requirements. 29 © 2020 Tempur Sealy International, Inc.

Debt Structure o Leverage(1) lowest in Company’s history at 1.9x, slightly below the target range of 2.0-3.0x(4) o Capital structure contains long-dated maturities o Fixed rate debt represents around 2/3 of total debt Mandatory Maturity Profile(4) Term A Loan 2023 Bond 2026 Bond $600 $250 $330 $5 $21 $21 $32 2020 2021 2022 2023 2024 2025 2026 Rating Agency Ratings • Fitch initiated BB as of September 2020 • S&P: BB- reaffirmed as of March 2020 • Moody’s: Ba3 reaffirmed as of April 2020 30 © 2020 Tempur Sealy International, Inc.

Aspirational Program(5) • We have grown trailing 12-month adjusted EBITDA(1) for 7 quarters in a row and achieved trailing 12- month adjusted EBITDA(1) of $694 million this quarter, a 47% increase over prior years. • Our trailing twelve month performance triggered our long-term aspirational program, which applies to approximately 150 of the company's leaders. Q3 Impact of Plan Vesting Stock units vest 825,000 shares $50 million of additional 2020 D&A expense Depreciation and amortization (Approx. $45 million incurred in Q3, approx. $5 million will be incurred in Q4) Diluted share count 1.5% stock dilution 31 © 2020 Tempur Sealy International, Inc.

Adjusted EBITDA Reconciliation 32 © 2020 Tempur Sealy International, Inc.

TTM Adjusted EBITDA Reconciliation 33 © 2020 Tempur Sealy International, Inc.

Adjusted Net Income and Adjusted EPS 34 © 2020 Tempur Sealy International, Inc.

Leverage Reconciliation *For a reconciliation of leverage to total debt, net for reporting periods in the years 2016-2020, please refer to the Company’s SEC filings. 35 © 2020 Tempur Sealy International, Inc.

Free Cash Flow and Free Cash Flow / Adjusted EBITDA Reconciliation *For a reconciliation of adjusted EBITDA per credit facility to net income for reporting periods in the years 2016-2020, please refer to the Company’s SEC filings. 36 © 2020 Tempur Sealy International, Inc.

Footnotes 1. Adjusted Net Income, EBITDA, adjusted EBITDA per credit facility, adjusted EPS, leverage free cash flow and constant currency are non-GAAP financial measures. Please refer to the "Use of Non-GAAP Financial Measures and Constant Currency Information" on a previous slide for more information regarding the definitions of adjusted Net Income, EBITDA, adjusted EBITDA per credit facility, adjusted EPS, leverage, free cash flow and constant currency, including the adjustments (as applicable) from the corresponding GAAP information. Please refer to “Forward-Looking Statements” and “Limitations on Guidance” on a previous slide. 2. Sealy was ranked number one on Furniture Today's list of the Top 20 U.S. Bedding Producers in June 2020. See Furniture Today's Top 20 U.S. Bedding Producers methodology that includes SEALY® and STEARNS & FOSTER® products in Sealy ranking. 3. Based on the Company’s 2020 financial targets provided in the press release dated October 29, 2020 and the related earnings call on October 29, 2020. Please refer to “Forward-Looking Statements” and “Limitations on Guidance”. 4. Based on existing debt outstanding on September 30, 2020. Excludes revolving debt, foreign loans and receivables securitization. Term A Loan matures on October 16, 2024 provided that the 2023 Senior Notes are repaid or refinanced at least 180 days prior to maturity. For more information please refer to the Company’s Annual Report on Form 10-K for the year ended December 31, 2019 and the Company’s Quarterly Report on Form 10-Q for the period ended September 30, 2020. 5. For more information about the Aspirational Program and the terms of the aspirational PRSUs, please refer to the Company’s SEC filings. In addition, please refer to “Forward Looking Statements”. 37 © 2020 Tempur Sealy International, Inc.